March 4, 2003

                        DREYFUS VARIABLE INVESTMENT FUND
                        -- SMALL COMPANY STOCK PORTFOLIO

                           SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2002

     At a special meeting of shareholders held on February 27, 2003, portfolio shareholders approved changing the portfolio's investment objective. Accordingly, the following information supplements and supersedes any contrary information contained in the section of the portfolio's prospectus entitled "Goal/Approach."

      The portfolio seeks capital appreciation. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of small companies. Small companies are considered those with market caps generally ranging from $250 million to $1.5 billion at the time of purchase.

                                    * * * *

      The portfolio's benchmark is the Standard & Poor's SmallCap 600 Index.


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